UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2003

Grant Prideco, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-15423	76-0312499

(State of Incorporation)	(Commission File No.)	(I.R.S. Employer

Identification No.)

1330 Post Oak Blvd., Suite 2700	77056

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 681-8000

Item 9. Regulation FD Disclosure

      On February 5, 2003, Grant Prideco made a presentation to investors containing the following information.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRANT PRIDECO, INC.

Date: February 5, 2003	/s/ Philip A. Choyce

Philip A. Choyce

Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Investor Presentation.